Summary Prospectus
April 30, 2012

Share Class
Service

Federated High Income Bond Fund II

A Portfolio of Federated Insurance Series

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedInvestors.com/prospectus. You can also get this information at no cost by calling 1-800-341-7400 or by sending an email request to services@federatedinvestors.com or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund's Prospectus and Statement of Additional Information, both dated April 30, 2012, are incorporated by reference into this Summary Prospectus. Fund Shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. They are subject to investment limitations that do not apply to other mutual funds available directly to the general public. Therefore, any comparison of these two types of mutual funds would be inappropriate. This Prospectus should be accompanied by the Prospectuses for such variable contracts.

A mutual fund seeking high current income by investing primarily in a professionally managed, diversified portfolio of fixed-income securities.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Not FDIC Insured May Lose Value No Bank Guarantee

Fund Summary Information

Federated High Income Bond Fund II (the “Fund”)

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

The Fund's investment objective is to seek high current income.

RISK/RETURN SUMMARY: FEES AND EXPENSES

Note: The table below and the Example that follows it relate exclusively to the Service Shares (SS) of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.

This table describes the fees and expenses that you may pay if you buy and hold SS class of the Fund.

Shareholder Fees (fees paid directly from your investment)	SS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%
Distribution (12b-1) Fee	0.25%
Other Expenses	0.44%
Total Annual Fund Operating Expenses	1.29%
Fee Waivers and/or Expense Reimbursements[1]	0.22%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.07%

1	Effective May 1, 2012, the Adviser and its affiliates have voluntarily agreed to waive their fees and/or expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, if any) paid by the Fund's SS class (after the voluntary waivers and/or reimbursements) will not exceed 1.07% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2013; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$131
3 Years	$409
5 Years	$708
10 Years	$1,556

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE

What are the Fund's Main Investment Strategies?

The Fund pursues its investment objective by investing primarily in a diversified portfolio of high-yield, lower-rated corporate bonds (also known as “junk bonds”). The Fund primarily invests in domestic high-yield bonds but may invest a portion of its portfolio in securities of issuers based outside of the United States (so-called “foreign securities”) in both emerging and developed markets.

The Fund may invest in derivative contracts and/or hybrid instruments to implement elements of its investment strategy as more fully described in the Fund's Prospectus.

Because the Fund refers to high-income bond investments in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in fixed-income investments rated below investment grade.

What are the Main Risks of Investing in the Fund?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Issuer Credit Risk. It is possible that interest or principal on securities will not be paid when due. Noninvestment-grade securities generally have a higher default risk than investment-grade securities. Such non-payment or default may reduce the value of the Fund's portfolio holdings, its share price and its performance.
  Counterparty Credit Risk. Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
  Liquidity Risk. Liquidity of individual corporate bonds varies considerably. Low-grade corporate bonds have less liquidity than investment-grade securities, which means that it may be more difficult to buy or sell a security at a favorable price or time.
  Risk Associated with Noninvestment-Grade Securities. Securities rated below investment grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities.
  Risk Related to the Economy. Low-grade corporate bond returns are sensitive to changes in the economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the United States and global economies.
  Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.
  Risk of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Currency Risk. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.
  Leverage Risk. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested.
  Risk of Investing in Emerging Market Countries. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.
  Risk of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in the Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in the Prospectus or the Fund's Statement of Additional Information (SAI), such as interest rate, credit, currency, liquidity and leverage risks.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance: Bar Chart and Table

Risk/Return Bar Chart

The bar chart and performance table below reflect historical performance data for the Fund's SS class. The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's SS class total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's perfor mance will fluctuate, and past performance is not necessarily an indication of future results. For current performance information, contact your insurance company.

The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.

Within the periods shown in the bar chart, the Fund's SS class highest quarterly return was 20.26% (quarter ended June 30, 2009). Its lowest quarterly return was (19.71)% (quarter ended December 31, 2008).

Average Annual Total Return Table

Return Before Taxes is shown for the Fund's SS class.

(For the Period Ended December 31, 2011)

	1 Year	5 Years	10 Years
Fund:
Return Before Taxes	4.92%	6.89%	7.93%
Barclays U.S. Corporate High Yield 2% Issuer Capped Index[1] (reflects no deduction for fees, expenses or taxes)	4.96%	7.74%	8.96%
Lipper Variable Underlying Funds High Current Yield Average[2]	3.35%	5.10%	6.89%
1	Barclays Capital changed the name of the BHY2%ICI Index from “Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index” to “Barclays U.S. Corporate High Yield 2% Issuer Capped Index.” The Barclays U.S. Corporate High Yield 2% Issuer Capped Index is the 2% Issuer Cap component of the Barclay's U.S. Corporate High Yield Index (BHYI). The BHYI is an index that covers the universe of fixed-rate, noninvestment-grade debt. Pay-in-kind (PIK) markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures and 144-As are also included.
2	Lipper figures represent the average total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category indicated. They do not reflect sales charges.

FUND MANAGEMENT

The Fund's Investment Adviser (“Adviser”) is Federated Investment Management Company.

Mark E. Durbiano, Senior Portfolio Manager, has been the Fund's portfolio manager since August 1993.

PURCHASE AND SALE OF FUND SHARES

Shares are used solely as the investment vehicle for separate accounts of participating insurance companies offering variable annuity contracts and variable life insurance policies. The general public has access to the Fund only by purchasing a variable annuity contract or variable life insurance policy (thus becoming a contract owner). Shares are not sold directly to the general public.

Shares of the Fund can be purchased or redeemed by participating insurance companies on any day the New York Stock Exchange (NYSE) is open.

Tax Information

The Fund expects, based on its investment objectives and strategies, that its distributions, if any, will consist of ordinary income, capital gains or some combination of both. Because shares of the Fund must be purchased through variable annuity contracts or variable life insurance contracts, such distribution will be exempt from current taxation if left to accumulate within the variable contract. You should ask your own tax advisor for more information on your own tax situation, including possible state or local taxes.

Payments to Insurance companies or qualifying dealers

Fund Shares are generally available only through participating insurance companies offering variable annuity contracts and variable life insurance policies. Life insurance policies and variable annuities are generally purchased through a broker-dealer or other financial intermediary. The Fund and/or its related companies may make payments to the participating insurance companies for services; some of the payments may go to broker-dealers and other intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the participating insurance companies' decision to include the Fund as an underlying investment option in a variable contract. Ask your salesperson or visit your financial intermediary's website for more information.

Federated High Income Bond Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-8042

CUSIP 313916843

Q450260 (4/12)

Federated is a registered trademark of Federated Investors, Inc.
2012  © Federated Investors, Inc.